UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 5, 2007
WHITE ELECTRONIC DESIGNS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana	1-4817	35-0905052

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 E. University Drive, Phoenix, Arizona	85034

(Address of Principal Executive Offices)	(Zip Code)
(602) 437-1520

(Registrant’s telephone number, including area code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 5, 2007, the Board of Directors (the “Board”) of White Electronic Designs Corporation (the “Company”) approved and adopted amendments to the Company’s Amended and Restated Bylaws (the “New Amended and Restated Bylaws”) that (i) permit the issuance and transfer of uncertificated shares of its stock, (ii) enable the Company to deliver and receive proxy materials and communicate with its stockholders (for notice and other purposes) via electronic means, and (iii) make certain other changes as reflected in the New Amended and Restated Bylaws. The New Amended and Restated Bylaws were effective on December 5, 2007.
     The Board approved the amendments related to expressly permitting uncertificated shares in response to NASDAQ Marketplace Rule 4350(l), which requires that all companies listed on NASDAQ (including the Company) be eligible by January 1, 2008 to participate in a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended. A Direct Registration Program permits investors to have securities registered in their name without having a physical stock certificate issued.
     The Board also approved amendments related to the electronic delivery of proxy materials and electronic communications with stockholders in response to the Securities and Exchange Commission’s (“SEC”) e-proxy initiative, which, among other things, enabled registrants to deliver their proxy statements via the internet as of July 1, 2007. Although the Company’s prior Amended and Restated Bylaws did not prohibit the electronic delivery of proxy materials or electronic communications with its stockholders, the Board decided to approve certain amendments described herein to provide more flexibility regarding the process by which proxies may be delivered and voted consistent with the SEC’s e-proxy initiatives.
     The Board also approved certain other changes as set forth in the New Amended and Restated Bylaws.
     The description of the changes and the new provisions of the New Amended and Restated Bylaws contained in this report has been simplified in some regards and is qualified in its entirety by reference to the full text of the prior Amended and Restated Bylaws, a copy of which was filed with the SEC on June 2, 2003 as Exhibit 3.1 to the Company’s Form S-3 and is incorporated herein by reference, and the New Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-Laws of White Electronic Designs Corporation (as amended and restated on December 5, 2007)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITE ELECTRONIC DESIGNS CORPORATION
Date: December 7, 2007	By:	/s/ Hamid R. Shokrgozar
Hamid R. Shokrgozar
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of White Electronic Designs Corporation (as amended and restated on December 5, 2007)